UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                 August 9, 2004
                ________________________________________________
                Date of Report (Date of Earliest Event Reported)


                         21ST CENTURY TECHNOLOGIES, INC.
             _____________________________________________________
             (Exact name of registrant as specified in its charter)


             NEVADA                   000-29209                  48-1110566
________________________________________________________________________________
(State or other jurisdiction        Commission                 (I.R.S. Employer
     of incorporation)              File Number)             Identification No.)


                            2700 W. Sahara Boulevard
                                   Suite 440
                               Las Vegas, Nevada
                                     89102
          ____________________________________________________________
          (Address of principal executive offices, including zip code)


                                  (702) 248-1588
               __________________________________________________
               Registrant's telephone number, including area code

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.


During a special called meeting of the Board of Directors of 21st Century Technologies, Inc. held on August 9, 2004, Larry Bach resigned as Corporate Secretary due to illness. The Board of Directors appointed John Dumble to fill his unexpired term as Corporate Secretary. James Terrell was appointed Assistant Secretary.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        21ST CENTURY TECHNOLOGIES, INC.
                                                 (Registrant)



Dated:  August 17, 2004                 By: /s/ KEVIN ROMNEY
                                             __________________________
                                                Kevin Romney
                                                Chief Executive Officer